Exhibit 99.1

300 Granite Street, Suite 201

Braintree, MA 02184 – USA

t: +1.781.917.0600

f: +1.781.843.0709

Altra Industrial Motion Corp. Announces Redemption of Its 2.75% Convertible Senior Notes Due 2031

BRAINTREE, Mass., December 12, 2016 --  Altra Industrial Motion Corp (Nasdaq:AIMC) a leading global supplier of electromechanical power transmission and motion control products, today announced that pursuant to the approval by its Board of Directors, the Company gave notice to The Bank of New York Mellon Trust Company, N.A., the Trustee, under the Indenture governing the Company’s 2.75% Convertible Senior Notes due 2031 (the “Notes”), of its intention to redeem all Notes outstanding on January 12, 2017 (the “Redemption Date”), pursuant to the optional redemption provisions in the Indenture.

The redemption price for the Notes will be 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date plus a Make-Whole Premium equal to the present value of the remaining scheduled payments of interest on any Notes through March 1, 2018 (excluding interest accrued to, but excluding, the Redemption Date).  The Make Whole Premium will be paid in cash.

In lieu of receiving the redemption price, holders of the Notes may surrender their Notes for conversion at any time before 5:00 p.m., Eastern time, on January 9, 2017. The conversion rate of the Notes is 38.9144 shares of the Company’s common stock per $1,000 principal amount of Notes.  The Company will satisfy its conversion obligation by delivering Common Stock.

Additional information concerning the terms and conditions of the redemption are described in the notice distributed today to registered holders of the Notes, as required pursuant to the terms of the Indenture. Notes are to be surrendered to The Bank of New York Mellon Trust Company, N.A., as trustee and paying agent, in exchange for payment of the redemption price. Questions relating to, and requests for additional copies of, the notice of redemption should be directed to The Bank of New York Mellon, Bondholder Relations at 1-800-254-2826.

The press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any security of the company, nor will there be any sale of any such security in any jurisdiction in which such offer, sale or solicitation would be unlawful.

About Altra Industrial Motion, Corp.

Altra Industrial Motion Corp., through its subsidiaries, is a leading global designer, producer and marketer of a wide range of electromechanical power transmission and motion-control products. The Company brings together strong brands covering over 40 product lines with production facilities in twelve countries. Altra’s leading brands include Ameridrives Couplings, Bauer Gear Motor, Bibby Turboflex, Boston Gear, Delroyd Worm Gear, Formsprag Clutch,

www.altramotion.com

Altra Industrial Motion • The Power of Experience

Ameridrives Couplings • Ameridrives Power Transmission • Bauer Gear Motor • Bibby Turboflex • Boston Gear • Delroyd Worm Gear • Formsprag Clutch

Guardian Couplings • Huco Dynatork • Industrial Clutch • Inertia Dynamics • Kilian Manufacturing • Lamiflex Couplings • Marland Clutch • Matrix International

Nuttall Gear • Stieber Clutch • Svendborg Brakes • TB Wood’s Incorporated • Twiflex Limited • Warner Electric • Warner Linear • Wichita Clutch

Guardian Couplings, Huco, Industrial Clutch, Inertia Dynamics, Kilian Manufacturing, Lamiflex Couplings, Marland Clutch, Matrix, Nuttall Gear, Stieber Clutch, Svendborg Brakes, TB Wood’s, Twiflex, Warner Electric, Warner Linear, and Wichita Clutch.

All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed”, “should be,” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy, use of proceeds from the increased revolving credit facility, and liquidity, and are based upon financial data, market assumptions and management’s current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations.

In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, (18) risks associated with our debt leverage and operating covenants under our debt instruments, (19) risks associated with restrictions contained in our Convertible Notes and Credit Facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of our ERP system, (23) risks associated with the Svendborg and Guardian acquisitions and integration and other acquisitions, (24) risks associated with the closure of the Company’s manufacturing facility in Changzhou, China, (25) risks associated with certain minimum purchase agreements we have with suppliers, (26) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (27) risks associated with interest rate swap contracts, (28) risks associated with the potential dilution of our common stock as a result of our convertible notes, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, (31) risks related to restructuring and plant

www.altramotion.com

Altra Industrial Motion • The Power of Experience

Ameridrives Couplings • Ameridrives Power Transmission • Bauer Gear Motor • Bibby Turboflex • Boston Gear • Delroyd Worm Gear • Formsprag Clutch

Guardian Couplings • Huco Dynatork • Industrial Clutch • Inertia Dynamics • Kilian Manufacturing • Lamiflex Couplings • Marland Clutch • Matrix International

Nuttall Gear • Stieber Clutch • Svendborg Brakes • TB Wood’s Incorporated • Twiflex Limited • Warner Electric • Warner Linear • Wichita Clutch

consolidations, (32) risk associated with the UK vote to leave the European Union and (33) other risks, uncertainties and other factors described in the Company’s quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company’s other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Industrial Motion Corp. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise. AIMC-G

The Altra Industrial Motion Corp. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4038

Contacts:

Christian Storch

Chief Financial Officer

Altra Industrial Motion Corp.

781-917-0541

Email: christian.storch@altramotion.com

www.altramotion.com

Altra Industrial Motion • The Power of Experience

Ameridrives Couplings • Ameridrives Power Transmission • Bauer Gear Motor • Bibby Turboflex • Boston Gear • Delroyd Worm Gear • Formsprag Clutch

Guardian Couplings • Huco Dynatork • Industrial Clutch • Inertia Dynamics • Kilian Manufacturing • Lamiflex Couplings • Marland Clutch • Matrix International

Nuttall Gear • Stieber Clutch • Svendborg Brakes • TB Wood’s Incorporated • Twiflex Limited • Warner Electric • Warner Linear • Wichita Clutch